UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.  20549

FORM 8-K
CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  January 23, 2009 (January 20, 2009)

INLAND AMERICAN REAL ESTATE TRUST, INC.
(Exact Name of Registrant as Specified in its Charter)

Maryland (State or Other Jurisdiction of Incorporation)	000-51609 (Commission File Number)	34-2019608 (IRS Employer Identification No.)
2901 Butterfield Road Oak Brook, Illinois 60523 (Address of Principal Executive Offices)
(630) 218-8000 (Registrant’s Telephone Number, Including Area Code)
N/A (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item

5.03

Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On January 20, 2009, the board of directors of Inland American Real Estate Trust, Inc., a Maryland corporation (which may be referred to herein as the “Registrant,” “we,” “our” or “us”), approved an amendment to our current bylaws, effective immediately.  The amendment corrects a typographical error and thus conforms the indemnification provisions of the bylaws to the indemnification provisions contained in our articles of incorporation.  A copy of the amendment is attached hereto as Exhibit 3.2 to this Current Report on Form 8-K and is incorporated by reference into this Item 5.03.

Item

7.01

Regulation FD Disclosure.

On January 23, 2009, the Registrant mailed a letter to its stockholders disclosing, among other things, the amount of the distribution payable on February 12, 2009 to stockholders of record as of January 31, 2009.  The full text of the letter is attached as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated by reference into this Item 7.01.

The information in this Item 7.01 disclosure, including Exhibit 99.1, is being furnished pursuant to Regulation FD and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities under that Section.  In addition, the information in this Item 7.01 disclosure, including Exhibit 99.1, shall not be incorporated by reference into the filings of the Company under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

Item

8.01

Other Events.

Recent Investment and Financing Activity

Streets of Indian Lake.  On December 5, 2008, we purchased a new 235,144 square foot retail shopping center located in Hendersonville, Tennessee. The Streets of Indian Lake was 91% occupied as of the date of acquisition. We paid approximately $20.8 million in cash at closing and assumed approximately $40.8 million in existing indebtedness secured by a first mortgage on the property. The loan requires interest only payments at an annual rate of one month LIBOR plus 1.50% and matures on December 1, 2011.  We anticipate paying an additional $8 million to acquire an additional 21,249 square feet of unoccupied or vacant space at a later date.

SunTrust Portfolio I Financing.  Our loan from Bank of America N.A., secured by the SunTrust Portfolio I properties, matured on December 10, 2008.  On December 10, 2008, we paid down approximately $31.2 million in principal and extended the term of the loan through April 30, 2009.  The remaining principal amount of this loan is equal to approximately $250 million, and the annual interest rate is equal to LIBOR plus 3.50%.

United Healthcare Portfolio.  On December 18, 2008, we purchased, as part of a sales-leaseback transaction, six office properties located in California, Indiana, Maryland and Wisconsin, totaling 1.2 million square feet.  All six properties have absolute triple-net leases with United Healthcare Services, Inc., expiring in June 2021.  We purchased these properties for approximately $185.5 million in cash and at closing we obtained financing, aggregating approximately $30.7 million, secured by first mortgages on three of the six properties.

Home Depot Portfolio.  On December 31, 2008, we purchased, as part of a sales-leaseback transaction, two newly constructed industrial/distribution properties located in Birmingham, Alabama and Valdosta, Georgia, totaling 1.3 million square feet.  Both properties have triple-net type leases with Home Depot USA, Inc., which leases have eighteen-year terms and are guaranteed by the parent of the tenant, The Home Depot, Inc.  We purchased these properties for approximately $59.2 million in cash.

Investments in Commercial Mortgage-Backed Securities (“CMBS”).  On December 26, 2008, we acquired CMBS with a face value of approximately $30 million, for $11.7 million, or a 61% discount from face value. The securities in this pool of CMBS will accrue interest at a coupon rate of 14.141% per annum and have a weighted average life of seven years.  This pool is rated AAA by Standard & Poor’s and Aaa by Moody’s, respectively.

Brazos Ranch Apartments.  On January 13, 2009, we purchased, for approximately $27.7 million in cash, Brazos Ranch Apartments located in Rosenberg, Texas.  Brazos Ranch Apartments consists of 308 units of garden style apartments and was 90% occupied at the date of acquisition.

Macquarie Portfolio.  On January 14, 2009, we purchased for approximately $71.1 million in cash seven retail properties located in Alabama, Florida, Georgia, North Carolina, South Carolina and Washington, totaling 588,522 square feet, as follows:

Property	City	State	Purchase Price ($)	Square Feet
Southgate Village	Pelham	Alabama	8,946,678	75,092
Peachland Promenade	Port Charlotte	Florida	8,711,530	82,082
Rose Creek	Woodstock	Georgia	7,213,672	69,790
Thomas Crossroads	Newnan	Georgia	8,108,601	104,928
Bent Tree Plaza	Raleigh	North Carolina	9,914,907	79,503
Rosewood Shopping Center	Columbia	South Carolina	5,692,350	36,887
James Center	Tacoma	Washington	22,487,366	140,240

Financing Transactions.  The following table summarizes recent financings that we or our subsidiaries have obtained, that are secured by first priority mortgages on our properties:

Property	Date of Financing	Approximate Amount of Loan ($)	Interest Per Annum	Maturity Date
Streets of Indian Lake (1)	12/05/2008	40,800,000	LIBOR + 1.50%	12/01/2011
Hilton Garden Inn – Wilmington (2)	12/12/2008	9,530,000	LIBOR + 2.50%	12/12/2011
Towneplace Suites – College Station (2)	12/12/2008	4,900,000	LIBOR + 2.50%	12/12/2011
Towneplace Suites – Houston Clearlake (2)	12/12/2008	5,815,000	LIBOR + 2.50%	12/12/2011
United Healthcare – Indianapolis (3)	12/18/2008	10,049,936	6.50%	12/18/2013
United Healthcare – Onalaska (3)	12/18/2008	16,545,110	6.50%	12/18/2013
United Healthcare – Wauwatosa (3)	12/18/2008	4,149,489	6.50%	12/18/2013
Siegen Plaza	12/22/2008	16,637,500	LIBOR + 2.40%	12/22/2011

(1)

The loan on this property was assumed at acquisition.

(2)

These loans are cross-collateralized.

(3)

These loans are cross-collateralized.

Conservation Initiatives

One of our goals is to promote cost-effective, environmentally-friendly practices at our properties and to increase energy efficiency across our entire portfolio of assets in order to reduce costs.  We recently joined the U.S. Green Building Council, a nonprofit organization comprised of corporations, contractors, developers, manufacturers and retailers working to advance buildings that are environmentally responsible, profitable and healthy places to live and work.  We are also involved in sustainability initiatives that include increased recycling, installing efficient outdoor lighting and utilizing industry-described “green” roofs that generate energy via solar panels and provide superior insulation for heating and cooling efficiencies.  In addition, we have adopted eco-friendly practices in the operation of our business and in connection with our offering, including using recycled materials and soy-based inks in the production of marketing materials.

Item

9.01

Financial Statements and Exhibits.

(d)

Exhibits

3.2

Amendment to the Amended and Restated Bylaws of Inland American Real Estate Trust, Inc., effective as of January 20, 2009

99.1

Inland American Real Estate Trust, Inc. letter to stockholders dated January 23, 2009

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INLAND AMERICAN REAL ESTATE TRUST, INC.

Date:	January 23, 2009	By:	/s/ Jack Potts
		Name:	Jack Potts
		Title	Principal Accounting Officer

EXHIBIT INDEX

Exhibit No.

Description

3.2

Amendment to the Amended and Restated Bylaws of Inland American Real Estate Trust, Inc., effective as of January 20, 2009

99.1

Inland American Real Estate Trust, Inc. letter to stockholders dated January 23, 2009